Business and Summary of Significant Accounting Policies	6 Months Ended
Jul. 31, 2012
Business and Summary of Significant Accounting Policies
Business and Summary of Significant Accounting Policies

1. Business and Summary of Significant Accounting Policies

        Business—Mattress Firm Holding Corp., through its wholly owned subsidiaries, is engaged in the retail sale of mattresses and bedding-related products in various metropolitan markets in the United States through company-operated and franchisee-owned mattress specialty stores that operate primarily under the name Mattress Firm. Mattress Firm Holding Corp. conducts its operations through its indirect, wholly owned subsidiary, Mattress Holding Corp. and its subsidiaries (collectively "Mattress Holding"). Mattress Firm Holding Corp. and Mattress Holding are referred to collectively as the "Company" or "Mattress Firm."

        Initial Public Offering—On November 23, 2011, the Company completed the initial public offering of 6,388,888 shares of its common stock at a public offering price of $19.00 per share pursuant to a registration statement on Form S-1, as amended (File No. 333-174830), which was declared effective on November 17, 2011. The Company raised a total of $121.4 million in gross proceeds in the initial public offering or approximately $110.4 million in net proceeds after deducting underwriting discounts and commissions of $8.5 million and $2.5 million of offering-related costs.

        On November 23, 2011, the Company used a portion of the net proceeds from the initial public offering as follows: (i) $88.8 million to repay in full all amounts outstanding under the 2009 Loan Facility (see Note 5); (ii) $4.6 million to repay in full the Company's PIK Notes that did not convert into shares of the Company's common stock upon the completion of the initial public offering (see Note 5); and (iii) $1.6 million to pay accrued management fees and interest thereon and a related termination fee to J.W. Childs Associates, L.P. in connection with the termination of the management agreement between J.W. Childs Associates, L.P. and the Company that became effective with the completion of the initial public offering. The remaining net proceeds after payment of other estimated costs associated with the initial public offering, were retained by the Company for working capital and general corporate purposes.

        Furthermore, in connection with the consummation of the initial public offering, (i) Convertible Notes with an aggregate principal and accrued interest balance of $41.9 million were converted into 2,205,953 shares the Company's common stock at a price per share equal to the initial public offering price, and (ii) the PIK Notes that were not repaid with net proceeds from the initial public offering, with an aggregate principal and accrued interest balance of $52.7 million, were converted into 2,774,035 shares of the Company's common stock at a price per share equal to the initial public offering price (see Note 5).

        Ownership—Mattress Holdings, LLC owns 22.4 million shares of the Company's common stock and is the majority stockholder. Prior to the initial public offering, the Company was a wholly-owned subsidiary of Mattress Holdings, LLC. Mattress Holdings, LLC is majority owned by JWC Mattress Holdings, LLC, a limited liability company managed by J.W. Childs Associates, Inc. ("J.W. Childs"), and has various minority owners including certain members of the Company's management (together with J.W. Childs, the "Equity Owners"). Certain of the Equity Owners also own 5.0 million shares of the Company's common stock through the conversion of Convertible Notes and PIK Notes in connection with the initial public offering.

        Basis of Presentation—The accompanying financial statements present the consolidated balance sheets, statements of operations, stockholders' equity and cash flows of the Company. All significant intercompany accounts and transactions have been eliminated.

        Fiscal Year—The Company's fiscal year consists of 52 or 53 weeks ending on the Tuesday closest to January 31. Each of the fiscal years ended February 2, 2010 ("Fiscal 2009"), February 1, 2011 ("Fiscal 2010") and January 31, 2012 ("Fiscal 2011) consisted of 52 weeks.

        Unaudited Interim Financial Information—The accompanying consolidated balance sheet as of July 31, 2012, the consolidated statements of operations and cash flows for the twenty-six weeks ended August 2, 2011 and July 31, 2012 and the consolidated statement of stockholders' equity for the twenty-six weeks ended July 31, 2012 are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual consolidated financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position and results of operations and cash flows for the twenty-six weeks ended August 2, 2011 and July 31, 2012. The financial data and the other information disclosed in these notes to the consolidated financial statements related to these twenty-six week periods are unaudited. The results of the twenty-six weeks ended July 31, 2012 are not necessarily indicative of the results to be expected for the fiscal year ending January 29, 2013 or for any other interim period or other future year.

        Accounting Estimates—The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are more susceptible to change in the near term are the accruals for sales returns and exchanges, product warranty costs, impairment and store closing costs.

        Fair Value Measures—The amounts reported in the consolidated balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate their respective fair values because of the short-term maturity of these instruments. The table below summarizes the estimated fair values and respective carrying values of the Company's 2007 Senior Credit Facility (exclusive of the revolver), 2009 Loan Facility and PIK Notes as of February 1, 2011, January 31, 2012 and July 31, 2012 (amounts in millions):

	February 1, 2011		January 31, 2012		July 31, 2012
	Estimated Fair Value	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value	Carrying Value
Senior Credit Facility	$212.3	$230.7	$223.0	$228.3	$224.1	$227.2
2009 Loan Facility	$151.5	$109.8	$—	$—	$—	$—
PIK Notes	$62.7	$48.9	$—	$—	$—	$—

        The fair value of the 2007 Senior Credit Facility was estimated based on the ask and bid prices quoted from an external source. The fair values of the 2009 Loan Facility, the PIK Notes and the Convertible Notes were estimated using an income approach based on the discounted future cash flows of the debt instruments. The fair value estimates have been affected by the general economic conditions and corresponding effects on the credit markets that have occurred over the past three years. The carrying amounts of other debt instruments at fixed rates approximated their respective fair values due to the comparability of interest rates for the same or similar issues that are available. The Financial Accounting Standards Board ("FASB") has issued guidance on the definition of fair value, the framework for using fair value to measure assets and liabilities, and disclosure about fair value measurements. The guidance establishes a three-tier fair value hierarchy, which prioritizes the inputs used to measure fair value. These tiers include:

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  Level 1: Defined as observable inputs such as quoted prices in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

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  Level 2: Defined as pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors and current market and contractual prices for the underlying instruments, as well as other relevant economic measures.

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  Level 3: Defined as pricing inputs that are unobservable from objective sources. These inputs may be used with internally developed methodologies that result in management's best estimate of fair value.

        The Company measures its nonqualified deferred compensation plan on a recurring basis. The plan's assets are valued based on the marketable securities tied to the plan. Additionally, the Company measures goodwill, intangible assets, and property and equipment on a nonrecurring basis, if step 1 of the impairment tests fail. Property and equipment fair value is based on estimated cash flows. Estimated cash flows are primarily based on projected revenues, operating costs and maintenance capital expenditures of individual stores and are discounted based on comparable industry average rates for weighted average cost of capital.

        Assets requiring recurring or non-recurring fair value measurements as previously described consisted of the following (amounts in thousands):

		Fair Value Measurements
	Net Book Value as of Feb. 1, 2011				Fiscal 2010 Impairments
		Level 1	Level 2	Level 3
Nonqualified deferred compensation plan (Note 13)	$1,116	$—	$1,116	$—	$—
Goodwill requiring impairment (Note 4)	$2,610	$—	$—	$2,610	$536
Property and equipment requiring impairment (Note 3)	$290	$—	$—	$290	$1,723

		Fair Value Measurements
	Net Book Value as of Jan. 31, 2012				Fiscal 2011 Impairments
		Level 1	Level 2	Level 3
Nonqualified deferred compensation plan (Note 13)	$882	$—	$882	$—	$—
Property and equipment requiring impairment (Note 3)	$246	$—	$—	$246	$134

		Fair Value Measurements
	Net Book Value as of July 31, 2012				Fiscal 2011 Impairments
		Level 1	Level 2	Level 3
Nonqualified deferred compensation plan (Note 13)	$1,029	$—	$1,029	$—	$—

        Net Sales—Sales revenue, including fees collected for delivery services, is recognized upon delivery and acceptance of mattresses and bedding products by the Company's customers and is recorded net of estimated returns. Customer deposits collected prior to the delivery of merchandise are recorded as a liability. Net sales are recognized net of sales tax collected from customers and remitted to various taxing jurisdictions.

        Cost of Sales, Sales and Marketing and General and Administrative Expense—The following summarizes the primary costs classified in each major expense category (the classification of which may vary within our industry).

        Cost of sales:

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  Costs associated with purchasing and delivering our products to our stores and customers, net of vendor incentives earned on the purchase of products;

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  Physical inventory losses;

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  Store and warehouse occupancy and depreciation expense of related facilities and equipment;

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  Store and warehouse operating costs, including warehouse labor costs and utilities, repairs and maintenance and supplies costs of warehouse and store facilities; and

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  Estimated costs to provide for customer returns and exchanges and to service customer warranty claims.

        Sales and marketing expenses:

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  Advertising and media production;

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  Payroll and benefits for sales associates; and

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  Merchant service fees for customer credit and debit card payments, check guarantee fees and promotional financing expense.

        General and administrative expenses:

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  Payroll and benefit costs for corporate office and regional management employees;

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  Stock-based compensation costs;

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  Occupancy costs of corporate facility;

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  Information systems hardware, software and maintenance;

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  Depreciation related to corporate assets;

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  Management fees;

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  Insurance; and

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  Other overhead costs.

        Vendor Incentives—Cash payments received from vendors as incentives to enter into or to maintain long-term supply arrangements, including new store funds described in the following paragraph, are deferred and amortized as a reduction of cost of sales using a systematic approach. Vendor incentives that are based on a percentage of the cost of purchased merchandise, such as cooperative advertising funds, are accounted for as a reduction of the price of the vendor's products and result in a reduction of cost of sales when the merchandise is sold. Certain vendor arrangements provide for volume-based incentives that require minimum purchase volumes and may provide for increased incentives when graduated purchase volumes are met. The recognition of earned incentives that vary based on purchase levels includes the effect of estimates of the Company's purchases of the vendor's products and may result in adjustments in subsequent periods if actual purchase volumes deviate from the estimates. Vendor incentives that are direct reimbursements of costs incurred by the Company to sell the vendor's products are accounted for as a reduction of the related costs when recognized in the Company's results of operations. From time to time, certain vendors provide funds to the Company to advertise their products. The Company recognized $0.9 million, $3.7 million and $3.9 million as a reduction to sales and marketing expense during Fiscal 2009, Fiscal 2010 and Fiscal 2011, respectively, and $1.5 million and $2.4 million during the twenty-six weeks ended August 2, 2011 and July 31, 2012, respectively, related to such direct vendor advertising funds.

        The Company receives cash funds from certain vendors upon the opening of a new store ("new store funds") if the opening results in an increase in the total number of stores in operation. Under the Company's current supply arrangements, it is obligated to repay a portion of new store funds if an arrangement is terminated early. The Company classifies new store funds as a noncurrent liability and recognizes a pro-rata portion in the results of operations over 36 months.

        Sales Returns and Exchanges—The Company accrues a liability for estimated costs of sales returns and exchanges in the period that the related sales are recognized. The Company provides its customers with a comfort satisfaction guarantee whereby the customer may receive a refund or exchange the original mattress for a replacement of equal or similar quality for a period of up to 100 days after the original purchase. Mattresses received back under this policy are reconditioned pursuant to state laws and resold through the Company's clearance center stores as used merchandise. The Company accrues a liability for the estimated costs related to the revaluation of the returned merchandise to the lower of cost or market, net of anticipated exchange fees charged to the customer, at the time the sale is recorded based upon historical experience. In August 2010, the Company revised its general exchange policy to eliminate the majority of exchange fees previously charged to a customer, which has resulted in a higher estimate of future exchange costs. The Company regularly assesses and adjusts the estimated liability by updating claims rates for actual trends and projected claim costs. A revision of estimated claim rates and claim costs or revisions to the Company's exchange policies may have a material adverse effect on future results of operations.

        Activity with respect to the liability for sales returns and exchanges, included in other accrued liabilities, was as follows (amounts in thousands):

	Fiscal 2010	Fiscal 2011
Balance at beginning of period	$68	$513
Sales return and exchange provision	1,613	3,651
Sales return and exchange claims	(1,168)	(3,085)

Balance at end of period	$513	$1,079

        Product Warranties—The Company provides a 10-year non-prorated manufacturer warranty service period ("basic warranty"), and an additional five-year warranty ("extended warranty") on certain mattress products. The customer is not charged a fee for warranty coverage and the Company is financially responsible for the basic and the extended warranties on these mattress products. Other mattress products have warranties provided by the manufacturer directly to the customer. The Company accrues for the estimated cost of warranty coverage at the time the sale is recorded. In estimating the liability for product warranties, the Company considers the impact of recoverable salvage value on product received back under warranty. Based upon the Company's historical warranty claim experience, as well as recent trends that might suggest that past experience may differ from future claims, management periodically reviews and adjusts, if necessary, the liability for product warranties. Activity with respect to the liability for product warranties was as follows (amounts in thousands):

	Fiscal 2009	Fiscal 2010	Fiscal 2011
Balance at beginning of period	$1,706	$1,802	$2,063
Warranty provision	899	1,265	2,238
Warranty claims	(803)	(1,004)	(1,535)

Balance at end of period	1,802	2,063	2,766
Less: Current portion included in accrued liabilities	648	783	1,285

Noncurrent portion included in other liabilities	$1,154	$1,280	$1,481

        Franchise Fees and Royalty Income—The Company has granted franchise rights to private operators for a term of 20 or 30 years on a market-by-market basis. The Company provides standard operating procedure manuals, the right to use systems and trademarks, assistance in site locations of stores and warehouses, training and support services, advertising materials and management and accounting software to its franchisees. The Company is entitled to a nonrefundable initial franchise fee that is recognized in income when all material services have been substantially performed, which is upon the opening of a new store. In addition, the Company earns ongoing royalties based on a percentage of gross franchisee sales, payable twice a month, which are recognized in income during the period sales are recognized by the franchisees.

        The Company evaluates the credentials, business plans and the financial strength of potential franchisees before entering into franchise agreements and before extending credit terms for franchise fee and royalty payments. Concentrations of credit risk with respect to accounts receivable with franchisees after considering existing allowances for doubtful accounts, are considered by management to be limited as a result of the small size of the franchisee network relative to company-operated stores and the years of experience with the current franchisee owners. The Company has the right, under the terms of its franchise agreements, to assume the operations of franchisees that do not comply with the conditions of the franchise agreement, including a default on the payments owed to the Company. In such instances, the assumption may involve purchase consideration in the form of cash and the assumption of certain franchisee obligations, including obligations to the Company. Based upon collection experience with existing franchisees allowance for doubtful accounts was $0 and $12,000 as of February 1, 2011 and January 31, 2012, respectively.

        Pre-opening Expense—Store pre-opening expenses, which consist primarily of occupancy costs, are expensed as incurred.

        Advertising and Media Production Expense—The Company incurs advertising costs associated with print and broadcast advertisements. Such costs are expensed as incurred except for media production costs, which are deferred and charged to expense in the period that the advertisement initially airs. Advertising and media production expense, net of direct funds received from certain vendors, was $29.4 million, $39.1 million, and $60.2 million for Fiscal 2009, Fiscal 2010 and Fiscal 2011, respectively and $30.7 million and $43.0 million during the twenty-six weeks ended August 2, 2011 and July 31, 2012, respectively.

        Income Taxes—Deferred tax assets and liabilities are reflected on the balance sheet for temporary differences between the amount of assets and liabilities for financial and tax reporting purposes that will reverse in subsequent years. Deferred tax assets and liabilities are measured using tax rates expected to apply to taxable income in the years in which those temporary differences are estimated to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rate is recognized in income or expense in the period that the change is effective. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts that are more likely than not to be realized.

        The Company calculates its current deferred tax provision based on estimates and assumptions that could differ from the actual results reflected in income tax returns filed in subsequent years. Adjustments based on filed returns are recorded when identified.

        The amount of income taxes the Company pays is subject to ongoing audits by federal and state tax authorities. Reserves are provided for potential exposures when it is considered more-likely-than-not that a taxing authority may take a sustainable position on a matter contrary to the Company's position. The Company evaluates these reserves, including interest thereon, on a periodic basis to ensure that they have been appropriately adjusted for events, including audit settlements that may impact the ultimate payment for such exposure. To the extent that the Company's assessment of such tax positions changes, the change in estimate is recorded in the period in which the determination is made. The Company reports tax-related interest and penalties as a component of income tax expense.

        Stock Based Compensation—The Company measures compensation cost with respect to equity instruments granted as share-based payments to employees based upon the estimated fair value of the equity instruments at the date of the grant. The cost as measured is recognized as expense over the period during which an employee is required to provide services in exchange for the award, or to their eligible retirement date, if earlier. The benefit of tax deductions in excess of recognized compensation expense, if any, is reported as a financing cash flow in the Statement of Cash Flows.

        The Company follows the SEC's Staff Accounting Bulletin No. 107 "Share-Based Payment" ("SAB 107"), as amended by Staff Accounting Bulletin No. 110 ("SAB 110"), which provides supplemental application guidance based on the views of the SEC. The Company estimates the expected term of the stock options, which represents the period of time from the grant date that the Company expects its stock options to remain outstanding, using the simplified method as permitted by SAB 107 and SAB 110. The Company applies the simplified method because it does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate the expected terms due to the limited period of time its equity shares have been publicly traded.

        Cash and Cash Equivalents—Cash and cash equivalents include cash and highly liquid investments that are readily convertible into cash and have maturities of three months or less when purchased. In addition, cash equivalents include sales proceeds in the course of settlement from credit card merchant service providers, which typically convert to cash within three days of the sales transaction.

        Accounts Receivable—Accounts receivable are recorded net of an allowance for expected losses.

        The Company offers financing to customers by utilizing the services of independent, third party finance companies that extend credit directly to the Company's customers with no recourse to the Company for credit related losses. The finance companies have the discretion to establish and revise the credit criteria used in evaluating whether to extend financing to the Company's customers. Accounts receivable include sales proceeds of financed sales, net of related fees, which are in the course of funding by the finance companies. The Company reviews the financial condition of its finance providers and has experienced only minimal losses on the collection of accounts receivables. Accounts receivable from finance companies are recorded net of an allowance for expected losses of approximately $104,000 and $97,000 as of February 1, 2011 and January 31, 2012, respectively. The remaining receivables are periodically evaluated for collectability and an allowance is established based on historical collection trends and write-off history as appropriate.

        Accounts receivable consists of the following (amounts in thousands):

	February 1, 2011	January 31, 2012
Vendor incentives	$6,370	$11,054
Finance companies	2,247	4,106
Tenant improvement allowances	2,346	2,068
Franchisees and other	1,070	1,379

	$12,033	$18,607

        Inventories—Our inventories consist of finished goods inventories of mattresses and other products, including finished goods that are for showroom display in the Company's stores. Inventories are valued at the lower of cost or market. Cost is determined by the first-in, first-out method and consists primarily of the purchase price paid to vendors, as adjusted to include the effect of vendor incentives that are based on a percentage of the cost of purchased merchandise. The Company does not purchase or hold inventories on behalf of franchisees.

        Property and Equipment—Property and equipment are stated at cost less accumulated depreciation. Improvements to leased property are amortized over the shorter of their estimated useful lives or lease periods (including expected renewal periods). Repairs and maintenance are expensed as incurred. Expenditures which extend asset useful lives are capitalized. Depreciation is provided on the straight-line method at rates based on the estimated useful lives of individual assets or classes of assets as follows:

Years
Buildings	30
Equipment, computers and software	3 - 5
Furniture and fixtures	7
Store signs	7
Vehicles	5

        The Company capitalizes costs of software developed or obtained for internal use in accordance with U.S. GAAP. Once the capitalization criteria have been met, external direct costs of materials and services used in development of internal-use software, payroll and payroll related costs for employees directly involved in the development of internal-use software and interest costs incurred when developing software for internal use are capitalized. These capitalized costs are amortized over the useful life of the software on a straight-line basis.

        The cost and accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts and any gain or loss thereon is included in the results of operations.

        The Company considers future asset retirement obligations, if such obligations can be reasonably estimated, at the time an asset is acquired or constructed with a corresponding increase in the cost basis of the asset. The Company has minimal conditional obligations with respect to the termination and abandonment of leased locations and the estimated fair value is immaterial.

        The Company reviews long-lived assets for impairment when events or changes in circumstances indicate the carrying value of these assets may exceed their current fair values. The investments in store leasehold costs and related equipment represent the Company's most significant long-lived assets. The Company evaluates store-level results to determine whether projected future cash flows over the remaining lease terms are sufficient to recover the carrying value of the fixed asset investment in each individual store. If projected future cash flows are less than the carrying value of the fixed asset investment, an impairment charge is recognized to the extent that the fair value, as determined by discounted cash flows or appraisals, is less than the carrying value of such assets. The carrying value of leasehold improvements as well as certain other property and equipment are subject to impairment write-downs as a result of such evaluation. After an impairment loss is recognized, the adjusted carrying amount of the asset group establishes the new accounting basis. As further described in Note 3, the Company has recognized impairment losses during Fiscal 2009, Fiscal 2010 and Fiscal 2011.

        Goodwill and Intangible Assets—Assets acquired and liabilities assumed in a business acquisition are recorded at fair value on the date of the acquisition. Purchase consideration in excess of the aggregate fair value of acquired net assets is allocated to identifiable intangible assets, to the extent of their fair value, and any remaining excess purchase consideration is allocated to goodwill. The total amount of goodwill arising from an acquisition may be assigned to one or more reporting units in situations where the acquired business consists of specialty mattress retail operations in multiple metropolitan markets or when other reporting units are expected to benefit from synergies of the combination. The method of assigning goodwill to reporting units shall be reasonable and supportable and applied in a consistent manner and may involve estimates and assumptions. As described in Note 2, the Company has recognized goodwill and acquired intangible assets as a result of business acquisitions.

        The Company tests goodwill and other indefinite lived intangible assets for impairment annually and when events and circumstances indicate that the carrying value of these assets may exceed their current fair values. The Company assigns the carrying value of these intangible assets to its "reporting units" and applies the test for goodwill at the reporting unit level. A reporting unit is defined as an operating segment or one level below a segment (a "component") if the component is a business and discrete information is prepared and reviewed regularly by segment management. Each of the Company's metropolitan markets is an operating segment. The store unit components that comprise each operating segment are aggregated into a reporting unit on the basis that all stores have similar economic characteristics. All of the Company's goodwill has been allocated to its metropolitan market reporting units for impairment testing. The test for goodwill impairment involves a qualitative evaluation as to whether or not it is more likely than not that the fair value of a reporting unit is less than its carrying value using an assessment of relevant events and circumstances. If any reporting unit is concluded to be more likely impaired than not the following steps are performed for such reporting unit: (1) comparing the fair value of a reporting unit with the carrying value of its net assets and (2) if the carrying value exceeds fair value, the fair value of goodwill is compared with the respective carrying value and an impairment loss is recognized in the amount of the excess. The impairment test for indefinite lived assets consists of a comparison of the fair value of the asset with its carrying amount. If the carrying amount of an intangible asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess. After an impairment loss is recognized, the adjusted carrying amount of the asset establishes the new accounting basis. As further described in Note 4, the Company recognized a goodwill impairment loss during Fiscal 2010.

        Debt Issue Costs and Other Assets—Significant components of other assets include debt issue costs, lease deposits and other assets. Debt issue costs are amortized to interest expense over the term of the related debt instruments. Other assets are amortized over their estimated useful lives. Debt issue costs and other assets are stated net of accumulated amortization of $7.6 million, $9.5 million and $11.0 million at February 1, 2011, January 31, 2012 and July 31, 2012, respectively.

        Deferred Lease Liabilities—Rent expense is recognized on a straight-line basis over the lease term (including expected renewal periods), after consideration of rent escalations, rent holidays and up-front payments or rent allowances provided by landlords as incentives to enter into lease agreements. The start of the lease term for the purposes of the calculation is the earlier of the lease commencement date or the date the Company takes possession of the property. A deferred lease liability is recognized for the cumulative difference between rental payments and straight-line rent expense. Deferred lease liabilities are a component of other noncurrent liabilities.

        Reportable Segments—The Company's operations consist primarily of the retail sale of mattresses and bedding-related products in various metropolitan areas in the United States through company-operated and franchisee-operated mattress specialty stores that operate under the name Mattress Firm. The Company also generates sales through its website and special events primarily to customers who reside in the metropolitan markets in which company-operated stores are located. The Company's chief operating decision maker reviews the aggregated results of company-operated stores at the metropolitan market level, including market-level cost data, consisting primarily of advertising, warehousing and overhead expenses that are directly incurred, managed and reported at the market level. Management focuses on improving the profitability at the market level and, therefore, each company-operated metropolitan market is an operating segment. The company-operated market, website and special events business segments are aggregated into a single reportable segment ("retail segment") as a result of the similar nature of the products sold and other similar economic characteristics that are expected to continue into future periods. Furthermore, the Company generates franchise fees and royalty income from the operation of franchisee-operated Mattress Firm stores in metropolitan markets in which the Company does not operate. Franchise operations are a separate reportable segment, for which the results of operations, as viewed by management, are fully represented by the franchise fees and royalty income reported on the face of the statements of operations because costs associated with the franchise business are not distinguished from other cost data viewed by management. The Company's assets are used primarily in the operation of its retail segment and the assets directly attributed to the franchise operations are not separately disclosed because they are not material.

        The Company's total net sales are generated from three major categories of products, consisting of (1) conventional mattresses which utilize steel-coil innersprings, (2) specialty mattresses which utilize materials other than steel-coil innersprings and (3) furniture and accessories which include headboards and footboards, bed frames, mattress pads and pillows, and from delivery service revenues. The following table represents the components of our total net sales (amounts in thousands):

				Twenty-Six Weeks Ended
	Fiscal 2009	Fiscal 2010	Fiscal 2011	August 2, 2011	July 31, 2012
Conventional mattresses	$258,069	$288,058	$323,461	$163,193	$197,844
Specialty mattresses	134,813	160,281	318,868	139,081	233,927
Furniture and accessories	29,282	33,905	46,367	22,201	31,252

Total product sales	422,164	482,244	688,696	324,475	463,023
Delivery service revenues	10,086	11,871	15,214	7,363	8,809

Total net sales	$432,250	$494,115	$703,910	$331,838	$471,832

        Prior-year components of the Company's total net sales have been reclassified between specialty mattresses and conventional mattresses in a manner consistent with the current-year presentation.

        New Accounting Standards Adopted in this Report—In December 2010, the FASB issued new guidance that modifies Step 1 of the impairment test for goodwill for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In evaluating whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The Company adopted the provisions of this new guidance on February 2, 2011 and it did not have a material impact on the Company's financial position, results of operations, or cash flows.

        In December 2010, the FASB issued new guidance regarding the disclosure requirements related to supplementary pro forma financial information about business combinations. For entities that enter into business combinations that are material, either individually or in the aggregate, the revised guidance requires that public entities disclose the revenue and earnings of the combined entity as if the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendment also expands the supplemental pro forma disclosures required to include a description of the nature and amount of material, non-recurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The new guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning after December 15, 2010, and early adoption is permitted. The Company adopted the provisions of the new guidance on February 2, 2011 and the adoption of this standard may result in additional disclosures, but it did not have a material impact on the Company's financial position, results of operations, or cash flows.

        In September 2011, the FASB issued new guidance for the testing of goodwill impairment. This guidance provides an entity the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying value. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test currently required under U.S. GAAP by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the amount of the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption of the new guidance is permitted. We adopted this guidance with our Fiscal 2011 year-end goodwill impairment testing.

        In May 2011, the FASB issued new guidance regarding fair value measurements to ensure consistency between U.S. GAAP and International Financial Reporting Standards. The new guidance applies to all reporting entities that are required or permitted to measure or disclose the fair value of an asset, a liability, or an instrument classified in a reporting entity's stockholders' equity in the financial statements. The new guidance applies prospectively effective during periods beginning after December 15, 2011. The company adopted the provisions of the new guidance effective February 1, 2012 and the adoption of this standard did not have a material impact on the Company's financial position, results of operations, or cash flows.

        In June 2011, the FASB issued new guidance to increase the prominence of other comprehensive income in financial statements. This guidance provides the option to present the components of net income and comprehensive income in either one single statement or in two consecutive statements reporting net income and other comprehensive income. This guidance is effective for fiscal years and interim periods beginning after December 15, 2011. The Company adopted the provisions of the new guidance effective February 1, 2012 and the adoption of this standard did not have a material impact on the Company's consolidated financial statements.

        New Accounting Standards Not Yet Adopted—In December 2011, the FASB issued new guidance which requires disclosures of gross and net information about financial and derivative instruments eligible for offset in the statement of financial position or subject to a master netting agreement. This guidance is effective for the Company in the first fiscal quarter of 2013 and is not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

        In July 2012, the FASB issued new guidance which gives companies the option to perform a qualitative assessment to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired, and in some cases, bypass the two- step impairment test. This guidance is effective for annual and interim indefinite-lived intangible asset impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption of the new guidance is permitted. The Company is currently assessing when it will adopt this guidance.